Biological Assets	12 Months Ended
Dec. 31, 2023
Biological Assets [Abstract]
Biological assets

6 Biological assets

The Group’s live animals consist of chickens, cattle, hogs and fish and are segregated into consumables and bearer assets. The animals classified as consumables are those intended for slaughtering to produce in-natural meat or processed and by-products. Until they reach the appropriate weight for slaughtering, they are classified as immature. The slaughtering and production processes occur in a very short period of time and, as a consequence, only live animals transferred to slaughter are classified as mature. The animals designated as bearer assets (breeder chickens, hogs, fish), are those which are intended to produce other biological assets. Until they reach the age of reproduction they are classified as immature and when they are able to start the reproductive cycle are classified as mature.

Biological assets (live animals) are measured at their fair value, using the cost approach technique to live animals. In determining the fair value of live animals, all losses inherent to the breeding process are already considered. For assets kept for production the cost is amortized over time, considering the reduction already recognized during its life cycle.

The measurement of the fair value of biological assets falls within Level 3 of the measurement hierarchy due to complex market prices, mathematical models, and subjective assumptions used in the discounted cash flow models. These are assets with unobservable inputs such as weight, price of feed inputs, storage costs, medicines, discount rate, wood age, among others. Fair value for live animals might change due to increase or decrease in feed costs, storage costs and outgrowers costs; for forests, the fair value might change due to increase or decrease in discount rate, price of wood or age.

Forests refer to eucalyptus plantations used as sanitary barriers. When these trees reach maturity, their wood is utilized in the production process. To assess the value of these forests, the Group employed the discounted cash flow methodology. This approach is applied because there is no active market that provides sufficient comparables for using the comparative method with market data.

Chicken and eggs:

Current (consumable) - are broiler chickens that will be slaughtered upon maturity. Broiler chickens remain in development for a period of 30 to 48 days to produce fresh meat and/or commercialized products. Eggs are kept in hatcheries from 21 to 25 days.

Non-current (bearer assets) - are breeder chickens that are set aside for breeding and have an estimated useful life of 68 weeks (476 days). The animals in this category are segregated between mature, when they are in the breeding stage and immature when they are under development. The costs associated to breeder chickens are accumulated up to the production stage (immature) and amortized over their productive lives based on an estimate of their capacity to produce eggs (mature). Amortization of the mature hen is included under the caption “Cost of sales” in the statement of income.

Cattle:

Current (consumable) - are owned cattle in feedlots and grass-fed cattle which remains under development for 90 to 120 days.

Non-current (bearer assets) - are breeder bulls that are set aside for breeding and have an estimated useful life of 5 years (1,825 days). The costs associated to breeder bulls are accumulated up to the production stage (immature) and amortized over their productive lives based on an estimate of their capacity to produce new assets (cattle). Amortization of mature bulls is included under the caption “Cost of sales” in the statement of income.

Hogs:

Current (consumable) - are hogs that will be slaughtered upon maturity. Hogs remain in development for a period of 170 to 175 days to produce fresh meat and/or industrialized products.

Non-current (bearer assets) - are hogs that are set aside for breeding which have an estimated useful life of 27 months (810 days). The costs associated with breeder hogs are accumulated up to the production stage and amortized over their productive lives based on an estimate of their capacity to produce new assets (hogs). Amortization of breeder hogs is included under the caption “Cost of sales” in the statement of income.

Fish and eggs:

Current (consumable) - Refers to live finfish weighing more than approximately 1kg that are destined slaughter after the maturation period. Finfish at this stage are measured at fair value less cost to sell.

Non-current (developing stage) - Refers to eggs, juveniles, smolt and live finfish below approximately 1kg. The estimated time period for eggs to develop to fish being placed at sea is approximately 24 months. These biological assets are measured at cost.

Non-current (bearer assets) - Refers to breed stock that are set aside for breeding which have an estimated useful life of 36 months (1,095 days). The costs associated with breed stock fish are accumulated up to the production stage and amortized over their productive lives based on an estimate of their capacity to produce new assets. Amortization of breed stock fish is included under the caption “Cost of goods sold” in the statement of income.

	December 31, 2023		December 31, 2022
Current biological assets (consumable):	Amount	Quantity (thousands)	Amount	Quantity (thousands)

Chicken and eggs	685,465	560,414	737,911	615,040
Cattle	62,556	19	59,356	60
Hogs	776,125	8,516	859,905	7,922
Lamb	126	1	737	6
Fish (biomass - kg)	187,881	21,678	203,197	25,256
Total current	1,712,153		1,861,106

	December 31, 2023		December 31, 2022
Non-current biological assets (bearer assets):	Amount	Quantity (thousands)	Amount	Quantity (thousands)

Mature chickens (breeding stage)	211,021	23,745	173,416	24,598
Immature chickens (in development) and eggs	182,741	16,867	182,498	21,241
Cattle	2,534	1	1,759	1
Hogs	116,160	670	128,634	716
Mature fish (biomass - kg)	2,343	84	2,110	93
Immature fish (biomass - kg) and eggs	14,140	514	11,570	382
Eucalyptus forests (hectares)	2,538	2,232	1,971	2,232
Total non-current	531,477		501,958
Total of biological assets:	2,243,630		2,363,064

	Current			Non-current
Changes in biological assets:	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2023	December 31, 2022	December 31, 2021
Balance at the beginning of the period	1,861,106	1,327,675	984,417	501,958	402,297	342,249
Business combination(1)	(24,542)	171,362	162,064	—	38,020	12,311
Increase by reproduction (born) and cost to reach maturity	12,889,376	12,225,934	10,069,305	836,047	790,192	592,871
Reduction for slaughter, sale or consumption	(13,522,290)	(12,545,787)	(10,428,491)	(66,503)	(82,344)	(52,846)
Purchases	397,946	536,267	431,500	180,727	164,921	162,930
Decrease by death	(168,073)	(81,952)	(33,141)	(17,865)	(14,886)	(9,707)
Fair value adjustments	(85,715)	36,102	(35,455)	700	4	71
Reclassification from non-current to current	307,195	292,149	211,186	(307,195)	(292,149)	(211,186)
Exchange rate variation	57,150	(100,644)	(33,710)	12,426	602	(7,900)
Amortization	—	—	—	(608,818)	(504,699)	(426,496)
Balance at the end of the period	1,712,153	1,861,106	1,327,675	531,477	501,958	402,297

(1)	Refers to the business combination adjustment of the acquisition of TriOak acquired for the year ended 2022 financial year.